UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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ALLEGHENY ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE
     The following is a joint press release issued on September 10, 2010 by Allegheny Energy, Inc. and FirstEnergy Corp.

Contacts for FirstEnergy:	Contacts for Allegheny:
For Investors: Ronald Seeholzer (330) 384-5415	For Investors: Max Kuniansky (724) 838-6895

For Media: Ellen Raines (330) 384-5808	For Media: David Neurohr (724) 838-6020
FIRSTENERGY-ALLEGHENY ENERGY MERGER APPLICATION
RECEIVES APPROVAL FROM VIRGINIA REGULATORS
     AKRON, OHIO, AND GREENSBURG, PA, September 10, 2010 — FirstEnergy Corp. (NYSE: FE) and Allegheny Energy, Inc. (NYSE: AYE) today announced that they have received approval from the Virginia State Corporation Commission (SCC) for their proposed merger.
     “We are pleased to have the support of the SCC and view this as an important step in the completion of our merger,” said Anthony J. Alexander, President and Chief Executive Officer of FirstEnergy.
     “We appreciate the Commission’s prompt approval. This merger will result in a stronger company that will better serve our many stakeholders, including those in Virginia,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy.
     The companies filed a petition with the SCC for approval of their merger on June 4, 2010. Allegheny Energy owns transmission assets in Virginia through Potomac Edison and the Trans-Allegheny Interstate Line Company (TrAILCo.). The SCC previously approved Allegheny Energy’s sale of Potomac Edison’s electric distribution service territory and facilities to Rappahannock Electric Cooperative and Shenandoah

Valley Electric Cooperative. In the merger petition, the companies said the transaction would not negatively impact the service provided by Potomac Edison and TrAILCo.
     The merger is expected to close in the first half of 2011, subject to customary closing conditions, including shareholder and regulatory approvals, as outlined in the joint proxy statement/prospectus mailed to shareholders.
     The combination of FirstEnergy and Allegheny Energy is expected to provide enhanced earnings growth and shareholder return potential, and opportunities to create value through increased scale, scope and diversification.
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this news release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny Energy, including future financial and operating results; FirstEnergy’s and Allegheny Energy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny Energy shareholder approvals; the risk that FirstEnergy or Allegheny Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither FirstEnergy nor Allegheny Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.
ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration No. 333-165640) with the SEC that includes a joint proxy statement of FirstEnergy and Allegheny Energy and that also constitutes a prospectus of FirstEnergy. FirstEnergy and Allegheny Energy urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Allegheny Energy’s website (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”
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